UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

_________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 17, 2021, HireQuest, Inc. (the “Company”) issued a press release reporting its financial results for its quarter ended March 31, 2021, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

Also on May 17, 2021, the Company posted an investor presentation (the "Investor Presentation") to its website (www.hirequest.com) under "Invest - Presentations and Events." The information on the Company's website is not incorporated by reference into this Current Report on Form 8-K and should not be considered part of this document. The website address is included in this Current Report on Form 8-K as an inactive textual reference only.

A copy of the Investor Presentation is attached hereto as Exhibit 99.2. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, brokers, analysts, and others.

The Investor Presentation includes financial information not prepared in accordance with generally accepted accounting principles ("Non-GAAP Financial Measures"). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles ("GAAP"), as required by Regulation G, appears at the end of the presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the Investor Presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view the Company's operations, when considered with both the GAAP results and the reconciliation to non-GAAP financial information, which the Company believes provide a more complete understanding of the business than could be obtained absent this disclosure.

The information in this Item 7.01 and in Exhibit 99.2 is summary information that is intended to be viewed in the context of the Company's Securiteis and Exchange Commission ("SEC") filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Investor Presentation, except as required by law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or thorugh other disclosure.

The information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) is furnished pursuant to this Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K. In addition, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) shall not be deemed to have been incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of such information.

The information in this report and in Exhibits 99.1 and 99.2 hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to future results, the integration of the Snelling and Link acquisitions, or our declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Actual results are subject to various risks and uncertainties, many of which are outside of the Company's control.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index
Exhibit	Description
99.1	Press Release dated May 17, 2021 (furnished only)
99.2	Investor Presentation dated May 2021 (furnished only)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: May 17, 2021	/s/ John McAnnar
John McAnnar
Chief Legal Officer, Vice President, and Corporate Secretary